Exhibit 10.17

Execution

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of January 25, 2011 between ARES CAPITAL CORPORATION (the “Borrower”), the “Lenders” party hereto and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) and as Issuing Bank (the “Issuing Bank”) under the Credit Agreement referred to below.

The Borrower, the “Lenders” and the Administrative Agent, are parties to a Senior Secured Revolving Credit Agreement dated as of December 28, 2005 and amended and restated as of January 22, 2010 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $810,000,000.

The Borrower has issued its convertible notes on the terms described in (a) the offering memorandum attached hereto as Exhibit A (the “Notes Prospectus”) and (b) the indenture attached hereto as Exhibit B (the “Indenture”), which terms include “conversion rights” triggered upon the occurrence of the events (i) summarized on page 12 of the Notes Prospectus and as more fully described therein under “Description of Notes—Conversion Rights” and (ii) set forth in Article 13 of the Indenture (such conversion rights, including Physical Settlement, Cash Settlement and/or Combination Settlement, as each such term is defined in the Indenture, referred to herein, collectively, as the “Conversion Feature”).

The parties hereto wish now to clarify in certain respects the interpretation of certain provisions of the Credit Agreement, taking into consideration the Conversion Feature.

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendment.  Section 1.03 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:

“For the avoidance of doubt, (a) any settlement in respect of the Conversion Feature to the extent made through the delivery of common stock does not constitute a Restricted Payment and (b) the Conversion Feature (or the triggering and/or settlement thereof) shall not (i) constitute “amortization” for purposes of clause (a) of the definition of “Unsecured Indebtedness”, and any cash payment made by the Borrower in respect thereof shall constitute a “regularly scheduled payment, prepayment or redemption of principal and interest” within the meaning of clause (a) of Section 6.12 or (ii) constitute an event or condition described in clause (h) of Article VII unless the Borrower’s actions or omissions in respect of the Conversion Feature (or the triggering and/or settlement thereof) results in an Event of Default as defined in the Indenture.  Any cash payments made in respect of the Conversion Feature shall otherwise comply with the terms and conditions of this Agreement.”

Section 3.  Effectiveness.  This Amendment No. 3 shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment No. 3 executed by the Borrower, the Administrative Agent, the Issuing Bank and the Required Lenders.

Section 4.  Representations and Warranties.  The Borrower represents and warrants to the Lenders, the Issuing Bank and the Administrative Agent that (a) the representations and warranties set forth in Article III of the Credit Agreement, and in each of the other Loan Documents, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and as if each reference in said Article III to “this Agreement” included reference to this Amendment No. 3 and (b) no Default or Event of Default has occurred and is continuing.

Section 5.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 3 shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart.  This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the Credit Agreement to be duly executed and delivered as of the day and year first above written.

ARES CAPITAL CORPORATION

By:	/s/ Penni F. Roll
Name: Penni F. Roll
Title: Chief Financial Officer

ADMINISTRATIVE AGENT AND ISSUING BANK

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Issuing Bank

By:	/s/ Sangeeta Mahadevan
Name: Sangeeta Mahadevan
Title: Executive Director

LENDERS

MULTICURRENCY LENDERS

JPMORGAN CHASE BANK, N.A.,
as a Multicurrency Lender

By:	/s/ Sangeeta Mahadevan
Name: Sangeeta Mahadevan
Title: Executive Director

LENDERS

MULTICURRENCY LENDERS

CITY NATIONAL BANK, NA,
as a Multicurrency Lender

By:	/s/ Brandon L. Feitelson
Name: Brandon L. Feitelson
Title: Vice President

LENDERS

MULTICURRENCY LENDERS

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Multicurrency Lender

By:	/s/ Robert Chesley
Name: Robert Chesley
Title: Director

By:	/s/ Kathleen Bowers
Name: Kathleen Bowers
Title: Director

LENDERS

MULTICURRENCY LENDERS

THE BANK OF NEW YORK MELLON,
as a Multicurrency Lender

By:	/s/ Steven P. Cavaluzzo
Name: Steven P. Cavaluzzo
Title: Managing Director

LENDERS

MULTICURRENCY LENDERS

BANK OF AMERICA, N.A.,
as a Multicurrency Lender

By:	/s/ Scott W. Reynolds
Name: Scott W. Reynolds
Title: Vice President

LENDERS

MULTICURRENCY LENDERS

SunTrust Bank,
as a Multicurrency Lender

By:	/s/ Robert S. Ashcom
Name: Robert S. Ashcom
Title: Managing Director

LENDERS

MULTICURRENCY LENDERS

UBS LOAN FINANCE LLC,
as a Multicurrency Lender

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

Exhibit A

Exhibit B